UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2003

AIRNET SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio 43219
(Address of principal executive offices) (Zip Code)

(614) 237-9777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.                                Financial Statements and Exhibits.

(a)   and   (b)  Not applicable.

(c)   Exhibits:

The following exhibit is included pursuant to Item 12. Results of Operations and Financial Condition of Form 8-K:

99                           News Release issued by AirNet Systems, Inc. on August 4, 2003

Item 12.                          Results of Operations and Financial Condition.

On August 4, 2003, AirNet Systems, Inc. issued a news release announcing results for the three months and six months ended June 30, 2003.  A copy of this news release is included as Exhibit 99 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

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signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: August 5, 2003	By:	/s/ Joel E. Biggerstaff
Joel E. Biggerstaff
Chairman of the Board, President and Chief Executive Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated August 4, 2003

AirNet Systems, Inc.

Exhibit No.	Description

99	News Release issued by AirNet Systems, Inc. on August 4, 2003